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                                                                   Exhibit 10.14

                             STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT (the "Agreement") is entered into as of April 5, 2000, by and between MARK CULHANE, an individual ("Borrower"), the Culhane Family Revocable Trust, (together with the Borrower collectively referred to as the "Pledgor"), and iManage, Inc., a Delaware corporation ("Lender").

                                    Recitals

     A. Lender has agreed to loan Borrower the original principal amount of $1,000,000 (the "Loan"). The Loan is evidenced by and subject to all of the terms and conditions set forth in that certain Secured Promissory Note, dated as of the date hereof, executed by Borrower in favor of Lender (the "Note"). All capitalized terms used herein without definition have the meanings ascribed to them in the Note.

     B. Pledgor is the record and beneficial owner of the shares of stock (the "Existing Shares") and options to purchase stock (the "Options") listed on Exhibit A hereto.

     C. As a condition to making the Loan, Lender has required that Pledgor secure Borrower's obligations under the Note by pledging the Existing Shares and shares or other property realized upon exercise of the Options in accordance with the terms of this Agreement.

     NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, the parties agree as follows:

     1.   Pledge.

          (a) As security for the full and prompt performance of all obligations described in Section 2 hereof, Pledgor hereby pledges, assigns and delivers to Lender and grants to Lender a security interest in the Existing Shares and all shares or other interests or assets arising or obtained from an exercise of the Options, together with all proceeds and substitutions thereof, all financial assets, security accounts, security entitlements and investment property arising in connection with or realized from the Existing shares or Options, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing (all hereinafter called the "Pledged Collateral").

          (b) The term "Pledged Collateral" shall also include any securities, instruments or distributions of any kind issuable, issued or received by Pledgor upon conversion of, in respect of, or in exchange for any other Pledged Collateral, including, but not limited to, those arising from a stock dividend, stock split, reclassification, reorganization, merger, consolidation, sale of assets or other exchange of securities or any dividends or other distributions of any kind upon or with respect to the Pledged Collateral.

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          (c)  Pledgor shall cause all of the Existing Shares to be transferred and credited to Pledgor's securities account maintained with U.S. Bancorp Piper Jaffray, Account No. 120-225114-578 ("Pledgor's Securities Account") no later than April 12, 2001. No later than April 12, 2001, Pledgor shall deliver to Lender an account control agreement with respect to Pledgor's Security Account (the "Account Control Agreement") duly executed by Pledgor and U.S. Bancorp Piper Jaffray (the "Broker") in a form reasonably satisfactory to Lender to perfect Lender's security interest in the Pledged Collateral. Pledgor shall cause any securities of Lender obtained upon Borrower's exercise of any of the Options (the "Option Shares") to promptly be transferred and credited to Pledgor's Securities Account.

          (d) In the event Pledgor for any reason does not promptly transfer any Option Shares to Pledgor's Securities Account in accordance with Section 2(c) above, Pledgor shall execute and deliver a Supplement to Stock Pledge Agreement, substantially in the form of Exhibit B hereto and shall deliver stock certificates to Lender.

          (e) With respect to any Pledged Collateral not held in Pledgor's Securities Account, the certificate or certificates for such securities included in the Pledged Collateral shall be promptly delivered by Borrower to Lender in a manner reasonably requested by Lender duly endorsed in blank or together with duly executed stock assignments in favor of Lender. Upon the occurrence of an Event of Default hereunder, Lender may effect the transfer of any securities included in the Pledged Collateral into the name of Lender and cause new certificates representing such securities to be issued in the name of Lender. Pledgor will execute and deliver such documents, and take or cause to be taken such actions, as Lender may reasonably request to perfect or continue the perfection of Lender's security interest in the Pledged Collateral.

     2. Obligations Secured. Pledgor is pledging the Pledged Collateral to secure the prompt performance of all of Borrower's obligations under the Note and all of the Pledgor's obligations under this Agreement and the Account Control Agreement (the "Pledge Obligations").

     3. Irrevocable Proxy/Voting Rights. So long as no Event of Default (as defined below) shall have occurred and be continuing, subject to any other applicable provision of this Agreement, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement. Lender shall execute and deliver (or cause to be executed and delivered) to Pledgor all proxies and other instruments as Borrower may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to the authorization above. Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise hereunder shall cease upon notice from Lender, whereupon all such rights shall become vested in Lender, who shall thereupon have the sole right to exercise such voting and other consensual rights until Lender gives notice to Pledgor of Lender's relinquishment of such rights, whereupon all such rights shall be revested with Borrower.

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     4.   Events of Default. Each of the following shall constitute an event of default ("Event of Default") hereunder:

          (a)  the occurrence of an Event of Default under the Note; or

          (b) the breach of any provision of this Agreement by Pledgor or the failure by Borrower to observe or perform any of the provisions of this Agreement; provided, that Borrower shall have the right to cure any non-monetary default for a period of fifteen (15) days following the occurrence of such breach.

     5. Release of Pledge. Anything to the contrary herein notwithstanding, Lender shall release the Pledged Collateral from pledge hereunder upon full performance of all the Pledge Obligations and the termination or expiration of the Note. Notwithstanding the foregoing, the Lender consents to any sale, transfer for fair value or redemption of any or all of the financial assets included in the Pledged Collateral so long as, subject to the final sentence of this Section 5, all proceeds from any such sale, transfer or redemption are first applied to the outstanding principal of and interest on the Note, whether or not such amounts are then due, and then to the satisfaction of each of the other Pledge Obligations. In the event that Pledgor's Securities Account is no longer maintained by Broker, the Lender consents to any sale or other disposition of such Pledged Collateral provided that (i), subject to the final sentence of this Section 5, all proceeds from any such sale or disposition of such Pledged Collateral will be first applied to the outstanding principal of and interest on the Note, whether or not such amounts are then due, and then to the satisfaction of each of the other Pledge Obligations, and (ii) in the event that the sale or disposition does not occur, such Pledged Collateral will be returned to the Lender and remain subject to pledge hereunder. Notwithstanding any other provision of this Agreement, if any sale, transfer, disposition or redemption results in the imposition of Applicable Taxes(as defined in the Note) on the Borrower, an amount equal to such Applicable Taxes shall be released from the Pledged Collateral, to the extent such amount constitutes part of the Pledged Collateral, to the Borrower and not applied to the principal of or interest on the note or used to satisfy the other Pledge Obligations.

     6. Continuing Agreement; Revocation; Obligations Under Other Agreement. This is a continuing agreement and all rights, powers and remedies hereunder shall apply to all past, present and future Pledge Obligations, including those arising under successive transactions which shall either continue the Pledge Obligations, increase or decrease them, or from time to time create new Pledge Obligations whether or not any prior Pledge Obligations have been satisfied, and notwithstanding the bankruptcy of Pledgor. The obligations of Pledgor hereunder shall be in addition to any obligations of Pledgor or any other person under any other pledges of security or guaranties for the Pledge Obligations heretofore given, now or hereafter to be given to Lender.

     7. Separate Actions; Waiver of Statute of Limitations; Reinstatement of Liability. The obligations of Pledgor under this Agreement are independent of the Pledge Obligations, and a separate action or actions may be brought and prosecuted against Borrower whether action is brought against any other person, or whether any other person be joined in any such action or actions. Pledgor acknowledges that there are no conditions precedent to the effectiveness of this Agreement and that this Agreement is in full force and effect and is binding on Pledgor as of the date hereof, regardless of whether Lender obtains additional collateral or guaranties from others or take any other action contemplated by Pledgor. Pledgor waives the benefit of any statute of limitation affecting his liability hereunder or the enforcement thereof to the greatest legally permissible extent, and agrees that any payment of any Pledge Obligations or other act which shall toll any statute of

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limitation applicable thereto shall also operate to toll such statute of limitation applicable to Pledgor on liability hereunder. The liability of Pledgor hereunder shall be reinstated and revived and the rights of Lender shall continue with respect to any amount paid on account of the Pledge Obligations secured hereby which shall thereafter be required to be restored or returned by Lender upon the bankruptcy or insolvency of Borrower or any other person or for any other reason, all as though such amount had not been paid.

     8. Representations and Warranties. Pledgor represents and warrants to Lender as follows:

          (a) the Pledged Collateral is owned by Pledgor free and clear of any security interests, liens or encumbrances, except for Lender's existing right of repurchase on any unvested Existing Shares which such right of repurchase expires September 2001 when all shares are fully vested (the "Right of Repurchase");

          (b) Pledgor has full power and authority to create a first lien on the Pledged Collateral in favor of Lender and no disability or contractual obligation exists which would prohibit Borrower from pledging the Pledged Collateral pursuant to this Agreement, and Borrower will not assign, create or permit to exist any other claim to, lien or encumbrance upon, or security interest in any of the Pledged Collateral, except for Lender's Right of Repurchase;

          (c) there are no subscriptions, warrants or other options exercisable with respect to the Existing Shares;

          (d) no authorization, approval, or other action by and no notice to or filing with any governmental authority is required for the pledge hereunder;

          (e) the Existing Shares have been duly authorized and validly issued, and are fully paid and non-assessable;

          (f) this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally; and

          (g) the Pledged Collateral is not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Borrower knows of no reasonable grounds for the institution of any such proceedings.

     All the above representations and warranties shall survive the making of this Agreement.

     9. Covenants of Borrower. So long as any of the Pledge Obligations remains outstanding, Pledgor covenants and agrees as follows:

          (a) Pledgor shall execute and deliver such documents and take all such further action as Lender deems necessary or desirable to create, perfect, protect or continue the lien contemplated hereby or to exercise or enforce its rights hereunder;

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          (b)  Pledgor shall not permit any security interest in or lien on the
Pledged Collateral, except in favor of Lender and as permitted under the Agreement;

          (c) Pledgor shall not change the place where Pledgor keeps any of his records concerning the Pledged Collateral without giving Lender ten (10) days' prior written notice of the address to which Pledgor is moving such books and records;

          (d) Pledgor shall take any actions necessary to keep the Pledged Collateral free and clear of all liens, charges, adverse claims, defenses, rights of setoff and counterclaims, except for Lender's Right of Repurchase;

          (e) Borrower shall cause any additional shares of common stock or other securities issuable upon exercise of the Options of Lender to be acquired by Borrower and not by any affiliate of Borrower;

          (f) The Pledged Collateral shall not be transferred and credited to a securities account (as that term is defined in Section 8501 of the California Uniform Commercial Code), other than Pledgor's Securities Account, unless Pledgor gives Lender twenty-five (25) days notice of the identity and address of the person maintaining such account together with the account number and such person has entered into an account control agreement in a form reasonably satisfactory to Lender prior to such transfer.

     10. Powers of Lender. Pledgor appoints Lender as his true and lawful attorney-in-fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement, and may be exercised from time to time by Lender's officers and employees, or any of them, in their discretion, to take any action and to execute any instrument which Lender may deem reasonably necessary or desirable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to perform or cause the performance of any obligation of Pledgor hereunder in Pledgor's name or otherwise;

          (b) during the continuance of any Event of Default, to liquidate any Pledged Collateral prior to maturity and to apply proceeds thereof to payment of the Pledge Obligations, notwithstanding the fact that such liquidation may give rise to penalties or loss of rights;

          (c) during the continuance of any Event of Default, to enter into any extension, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Pledged Collateral and, in connection therewith, to deposit or surrender control of the Pledged Collateral, or to accept other property in exchange for the Pledged Collateral, subject otherwise to this Agreement; and

          (d) during the continuance of any Event of Default, to make any compromise or settlement Lender deems desirable or proper in respect of the Pledged Collateral.

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     11.  Cash Collateral Account. Any money received by Lender in respect of the Pledged Collateral may, at Lender's option be retained in an interest bearing cash collateral account in which Lender has a perfected security interest and shall, for all purposes, be deemed Pledged Collateral hereunder.

     12. Lender's Care and Delivery of Collateral. Lender's obligations with respect to the Pledged Collateral in its possession shall be strictly limited to the duty to exercise reasonable care in the custody and preservation of such Pledged Collateral, and such duty shall not include any obligation to ascertain or to initiate any action with respect to or to inform Pledgor of maturity dates, conversion, call, exchange rights, offers to purchase the Pledged Collateral or any similar matters, notwithstanding Lender's knowledge of these matters. Lender shall not have any duty to take any steps necessary to preserve the rights of Pledgor against prior parties or to initiate any action to protect against the possibility of a decline in the market value of the Pledged Collateral. Lender shall not be obligated to take any actions with respect to the Pledged Collateral requested by Pledgor unless (i) such request is made in writing and Lender determines, in its sole and absolute discretion, that the requested actions would not unreasonably jeopardize the value of the Pledged Collateral as security for the Pledge Obligations, and (ii) Borrower promptly reimburses Lender for the fees and expenses incurred in undertaking such actions. Such fees and expenses shall accrue interest at the rate of ten percent (10%) per annum, and shall be secured by the Pledged Collateral, subject to all of the terms and conditions of this Agreement. Lender may at any time deliver the Pledged Collateral, or any part thereof, to Borrower, and the receipt thereof by Borrower shall be a complete and full acquittance for the Pledged Collateral so delivered, and Lender shall thereafter be discharged from any liability or responsibility therefor.

     13. Waivers. Pledgor hereby expressly waives, to the full extent legally permissible, diligence, presentment, demand for payment, protest, benefit of any statute of limitations in connection with the Pledge Obligations, discharge of the Pledge Obligations due to any disability of Borrower or any other Person, the benefit of any act or omission by Lender which directly or indirectly results in or aids the discharge of Pledgor or any other Person from any of the Pledge Obligations by operation of law or otherwise, all notices whatsoever, including, without limitation, notice of acceptance of this Agreement and the incurring of the Pledge Obligations, and any requirement that Lender exhaust any right, power or remedy or proceed against Borrower or any other Person or any other security for, or any other guarantor of, or any other party liable for, any of the Pledge Obligations or any portion thereof. Pledgor specifically agrees that it will not be necessary or required, and Pledgor shall not be entitled to require, that Lender file suit or proceed to assert or obtain a claim for personal judgment against any other Person for the Pledge Obligations or to make any effort at collection or enforcement of the Pledge Obligations from any other Person or foreclose against or seek to realize upon any security now or hereafter existing for the Pledge Obligations or file suit or proceed to obtain or assert a claim for personal judgment against Pledgor or any other guarantor or other Person liable for the Pledge Obligations or make any effort at collection of the Pledge Obligations from any such Person or exercise or assert any other right or remedy to which Lender is or may be entitled in connection with the Pledge Obligations or any security or guaranty relating thereto or assert or

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file any claim against the assets of any other Person, before or as a condition of enforcing Pledgor's liability under this Agreement.

     14. Remedies. Upon the failure of Borrower to make any payment hereunder after an Event of Default, Lender may do or cause to be done any one or more of the following:

          (a) proceed to realize upon the Pledged Collateral in any manner or priority;

          (b) sell, assign and deliver all or any part of the Pledged Collateral in any manner permitted by law, at any time and from time to time, at public or private sale, with or without demand and with or without notice or advertisement, for cash, upon credit or for future delivery, as Lender shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Borrower, and Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has nor may at any time in the future have under any rule of law or statute now existing or hereafter enacted;

          (c) if notice to Pledgor is required, give written notice to Pledgor ten (10) days prior to the date of public sale of the Pledged Collateral or prior to the date after which private sale of the Pledged Collateral will be made;

          (d) at any public sale, bid or become a purchaser of the Pledged Collateral or any part thereof (including, without limitation, by credit bid), at such price as Lender deems proper, and hold the same thereafter in its own right, free from any claims of Borrower or any right of redemption;

          (e) Lender shall not be obligated to make any sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Pledged Collateral may have been given. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by Lender until the sale price is paid by the purchaser or purchasers thereof, but Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice;

          (f) as an alternative to exercising the power of sale herein conferred upon it, Lender may proceed by a suit or suits, at law or in equity, to foreclose this Agreement and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts of competent jurisdiction;

          (g) the rights, privileges, powers and remedies of Lender shall be cumulative and no single or partial exercise of any of them shall preclude the further or other exercise of any of them. Any waiver, permit, consent or approval of any kind by Lender of any Event of Default,

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or any such waiver of any provisions or conditions thereof, must be in writing and shall be effective only to the extent set forth in writing; and

          (h) any proceeds of any disposition of the Pledged Collateral, or any part thereof, may be applied by Lender to the payment of expenses incurred by Lender in connection with the foregoing, including reasonable attorneys' fees and expert witness fees, and the balance of such proceeds may be applied by Lender toward the payment of the Pledge Obligations and in such order of application as Lender may from time to time elect.

     If Lender, to exercise any of its rights and remedies hereunder, determines that any consent, approval, authorization or other action of any court or other governmental authority is required, then Borrower shall take all actions reasonably requested by Lender in order to facilitate Lender's obtaining such consent, approval, authorization or action.

     15. Valuation for Disposition. For all valuation purposes under this Agreement, the fair market value per share of Pledged Collateral on any relevant date shall be determined in accordance with the following provisions:

          (a) If the Pledged Collateral is at the time traded on the Nasdaq National Market, the fair market value shall be the average of the high and low selling prices per share of Pledged Collateral on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no average of the high and low selling prices for the Pledged Collateral on the date in question, then the average of the high and low selling prices on the last preceding date for which such quotation exists shall be determinative of fair market value.

          (b) If the Pledged Collateral is at the time listed on the American Stock Exchange or the New York Stock Exchange, then the fair market value shall be the average of the high and low selling prices selling prices per share of Pledged Collateral on the date in question on the securities exchange serving as the primary market for the Pledged Collateral, as such prices are officially quoted in the composite tape of transactions on such exchange. If there is no average of the high and low selling prices of Pledged Collateral on such exchange on the date in question, then the fair market value shall be the average of the high and low selling prices on the exchange on the last preceding date for which such quotation exists.

          (c) If the Pledged Collateral is at the time neither listed on any securities exchange nor traded on the Nasdaq National Market, the fair market value shall be determined by the Lender's Board of Directors after taking into account such factors as the Board shall deem appropriate.

     16. Disposition of Collateral and Proceeds. Upon the transfer of all or any part of the Pledge Obligations, Lender may transfer all or any part of the Pledged Collateral and Lender shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all the rights and assume all Lender's obligations hereunder with respect to the foregoing so transferred; but with respect to any Pledged Collateral not so transferred, Lender shall retain all rights and powers herein given.

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     17.  Costs, Expenses and Attorneys' Fees. Borrower shall reimburse Lender for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees expended or incurred by Lender to enforce this Agreement (including, without limitation, those arising in connection with the custody of, the sale of, or other action upon, any of the Pledged Collateral or the failure by Borrower to perform or observe any of the provisions hereof). All payments, advances, charges, costs and expenses, including reasonable attorneys' fees and expert witness fees, made or incurred by Lender in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof, shall be paid to Lender by Borrower immediately and without demand, together with interest at the rate of ten percent (10%) per annum.

     18. Indemnification. Borrower shall indemnify, defend and hold harmless Lender, and its directors, officers, employees, agents and counsel against all losses, claims, demands and liabilities of every kind caused by or relating to the Pledged Collateral subject hereto, except for losses, claims, demands or liabilities resulting from Lender's gross negligence or willful misconduct. To the extent that the foregoing undertaking to indemnify, defend and hold harmless may be unenforceable because it is violative of law or public policy, Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified matters incurred by Lender or any of the other indemnified Persons described in this
Section 19. The foregoing undertaking shall survive the termination of this Agreement.

     19. Notices. Unless otherwise provided herein, all notices, demands and requests that either party is required or elects to give to the other shall be in writing, shall be delivered personally against receipt, or sent by recognized overnight courier service, or mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by facsimile, and shall be addressed to the party to be notified as follows:

          If to Lender:      iManage, Inc.
                             2121 South El Camino Real, Suite 400
                             San Mateo, CA 94403
                             Attention:  Mahmood Panjwani, President and CEO
                             Facsimile: (650) 627-8751

          with copy to:      Gray Cary Ware & Freidenrich
                             400 Hamilton Avenue
                             Palo Alto, California 94301
                             Attention:  Victoria W-Y Lee, Esq.
                             Facsimile: (650) 833-2001

          If to Borrower:    Mark Culhane
                             90 McCormick Lane
                             Atherton, CA  94027
                             Facsimile: (650) 356-1994

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or to such other address as each party may designate for itself by like notice.
Any such notice, demand, or request shall be deemed given when received if personally delivered or sent by overnight courier or when deposited in the United States mails, postage paid, if sent by registered or certified mail, or when fax confirmation received, if sent by facsimile.

     20. Entire Agreement; Amendment. This Agreement constitutes the entire agreement between Borrower and Lender with respect to the subject matter hereof and supersedes all prior or contemporaneous negotiations, communications, discussions and correspondence concerning the subject matter hereof. This Agreement may be amended or modified only with the written consent of Lender.

     21. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign his rights and obligations hereunder or any interest herein without Lender's prior written consent.

     22. Choice of Law and Venue. This Agreement shall be construed in accordance with, and the rights of the parties shall by governed by, the law of the State of California, without giving effect to conflicts of law principles. BORROWER AND LENDER CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN THE STATE OF CALIFORNIA AND WAIVE ANY OBJECTION RELATING TO IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING BY SUCH COURT.

     23. Severability. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

     24. Counterparts. This Agreement may be executed in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same agreement.

     25. Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, notwithstanding any investigation made by Lender or any of its representatives or agents.


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     IN WITNESS WHEREOF, the parties hereto executed this Agreement as of the date first above written.

BORROWER:

                                       /s/ Mark Culhane
                                       -----------------------------------------
                                       Mark Culhane



                                       /s/ Mark Culhane
                                       -----------------------------------------
                                       The Culhane Revocable Family Trust
                                       By:  Mark Culhane, Trustee

LENDER:                                iManage, Inc.

                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------

CONSENT OF SPOUSE OF BORROWER:

     I, Michele Culhane, agree to be bound by and accept the provisions of this Stock Pledge Agreement and the Account Control Agreement with respect to my community property interest in the Pledged Collateral.

                                       /s/ Michele Culhane
                                       -----------------------------------------
                                       Michele Culhane


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

                                    EXHIBIT A

                            DESCRIPTION OF THE SHARES

     Existing Shares

     165,000 shares of common stock of iManage, Inc., a Delaware corporation, as represented by Certificate No(s). ____________.

     Option Shares

     170,000 shares of common stock of iManage, Inc., a Delaware corporation, issuable upon exercise of options granted to Borrower on December 4, 2000 under the 1997 iManage Stock Option Plan.

                                    EXHIBIT B

                      SUPPLEMENT TO STOCK PLEDGE AGREEMENT

     This SUPPLEMENT TO STOCK PLEDGE AGREEMENT (the "Supplement") is made as of ______________, 200__, by and between MARK CULHANE, an individual ("Borrower"), and iManage, Inc., a Delaware corporation ("Lender").

                                   BACKGROUND

     A. Borrower and the Lender have entered into a Stock Pledge Agreement, dated as of April 5, 2000 (the "Stock Pledge Agreement"), which provides for the pledge of shares of capital stock of Lender, together with the proceeds thereof as described therein;

     B. Section 1 of the Stock Pledge Agreement provides that Borrower shall pledge any additional shares of capital stock or other securities of the Lender acquired by Borrower upon the exercise of the Options (as defined in the Stock Pledge Agreement), and upon such acquisition shall execute a Supplement to Stock Pledge Agreement substantially in the form of this Supplement; and

     C. Borrower has exercised all or a portion of the Options and, as a result, has acquired _____ shares of the common stock of Lender (the "Additional Shares");

     NOW, THEREFORE, Borrower and Lender hereby agree as follows:

     1. Pledge. As security for the full and prompt performance of all the Pledge Obligations (as described in Section 2 of the Stock Pledge Agreement), Borrower hereby assigns, transfers to, pledges with, grants a security interest in and delivers to Lender stock certificates, duly endorsed in blank or together with duly executed stock assignments in favor of Lender, representing the Additional Shares, which shall hereupon become Pledged Collateral for purposes of the Stock Pledge Agreement. Without limiting the foregoing, (i) such Additional Shares, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing in respect thereto, are subject to a security interest which is granted in favor of Lender, (ii) Borrower represents and warrants to Lender in respect of the Additional Shares the matters set forth in Section 8 of the Stock Pledge Agreement, and (iii) all other covenants of Borrower, rights and powers of Lender and other provisions set forth in the Stock Pledge Agreement shall apply in respect of the Additional Shares as they apply in respect of the Pledged Collateral pledged on April 5, 2000.

     2. Counterparts. This Supplement may be executed in any number of counterparts, all of which taken together shall constitute one agreement.

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


     IN WITNESS WHEREOF, the parties hereto have executed this Supplement as of the date first above written.

BORROWER:



                                       -----------------------------------------
                                       Mark Culhane



LENDER:                                iManage, Inc.

                                       By:
                                          --------------------------------------

                                       Title:
                                              ----------------------------------


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